                                                                   EXHIBIT 23.4


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated February 27, 1996 on the financial statements of Triax Southeast Associates, L.P. included in or made part of FrontierVision Operating Partners, L.P.'s Form S-1 registration statement.

                                            ARTHUR ANDERSEN LLP


Denver, Colorado,
      August 1, 1996